Supplement dated March 11, 2014

to the Prospectus for:

The Blue Chip Company’s Variable Universal Life

dated May 1, 1996, as supplemented

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus.

Change to Principal Underwriter

Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) will replace MML Distributors, LLC (MML Distributors) as one of the two principal underwriters of the contracts/policies. MSD will be the principal underwriter for the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. Current distribution agreements between broker-dealers and MML Distributors will be amended to reflect this principal underwriter change.

MSD is (1) a subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual); (2) registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934; and (3) a member of the Financial Industry Regulatory Authority.

MML Investors Services, LLC remains the principal underwriter of the contracts/policies sold by its registered representatives.

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

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